--------------------------------------------------------------------------------



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) May 28, 2004

             BEAR STEARNS ASSET BACKED SECURITIES I LLC (Exact name
                   of registrant as specified in its charter)



             Delaware                  333-113636                20-0842986
   ----------------------------        -----------            ----------------
   (State or Other Jurisdiction        (Commission            (I.R.S. Employer
         of Incorporation)            File Number)          Identification No.)

383 Madison Avenue
New York, New York                                                 10179
       ---------------------                                     ----------
       (Address of Principal                                     (Zip Code)
        Executive Offices)


Registrants telephone number, including area code, is (212) 272-2000




--------------------------------------------------------------------------------

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of May 1, 2004, among Bear Stearns Asset Backed Securities I LLC, a Delaware limited liability company, as depositor, EMC Mortgage Corporation, a Delaware corporation, as seller and as company, Wells Fargo Bank, National Association, a national banking association, as master servicer and as securities administrator and U.S. Bank National Association, as trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                      BEAR STEARNS ASSET BACKED SECURITIES
                                      I LLC

                                      By:     /s/ Baron Silverstein
                                         ----------------------------------
                                      Name:   Baron Silverstein
                                      Title:  Vice President

Dated: June 10, 2004

                                  EXHIBIT INDEX



                Item 601 (a) of            Sequentially
Exhibit         Regulation S-K             Numbered
Number          Exhibit No.                Description                     Page
------          -----------                -----------                     ----
1               4                          Pooling and Servicing           5
                                           Agreement